SMITH BARNEY FUNDS, INC.- INCOME AND GROWTH PORTFOLIO

               Supplement dated December 11, 1995

               to Prospectus dated April 28, 1995


      The Board of Directors of Smith Barney Funds, Inc. - Income and Growth Portfolio has voted to change the name of the Portfolio to the "Equity Income Portfolio", effective December 11, 1995. Management believes that although the Portfolio's investment style has not changed, the growth and income category of mutual funds has become very broad in terms of the investment objectives and policies of funds covered under the category, and that the new name better represents the Portfolio's management style.

     Management has also determined to add the following sentence to the information set forth under "Investment Objectives and Management Policies" in the Portfolio's Prospectus dated April
28, 1995.

               At least 65% of the Portfolio's assets will at all times be invested in equity securities.

This sentence is meant only to clarify a management policy that has been in existence for many years. It does not represent a change in the Portfolio's policies.

















_______________________________
Dated:  December 11, 1995

FD 1056 12/95


U:\legal\sbf\sticker.D95